UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026
TRISALUS LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W 91st Ave, Westminster, Colorado		80031
(Address of principal executive office)		(Zip Code)
(888) 321-5212
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of registrant's common stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
(b)
On February 3, 2026, Dr. Arjun “JJ” Desai informed the Board of Directors (the “Board”) of TriSalus Life Sciences, Inc. (the “Company”) of his decision to resign from his position as a member of the Board, effective immediately. Dr. Desai’s resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
The Company announced that Michael P. Stansky has been appointed to the Board, effective February 4, 2026. Mr. Stansky bring 40 years of investment management and healthcare experience, advising and serving on the boards of numerous public and private healthcare companies. Mr. Stansky will service on the Audit Committee, Compensation Committee and Science and Technology Committee. There have been no related party transactions between Mr. Stansky and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
On February 9, 2026, the Company issued a press release announcing Mr. Stansky’s appointment as a member of the Company’s Board, effective February 4, 2026. A copy of our press release, dated February 9, 2026, announcing Mr. Stansky’s appointment is attached hereto as Exhibit 99.1.
The information under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:
Exhibit Number	Description
99.1	Press Release dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026	TriSalus Life Sciences, Inc.

	By:	/s/ David Patience
		Name:	David Patience
		Title:	Chief Financial Officer